UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 5, 2019

VERIZON OWNER TRUST 2019-A

(Exact name of Issuing Entity as specified in its charter)

Commission File Number: 333-224598-02

Central Index Key: 0001767530

VERIZON ABS LLC

(Exact name of Depositor/Registrant as specified in its charter)

Central Index Key: 0001737286

Delaware	333-224598	22-3372889
(State or Other Jurisdiction of Incorporation of Registrant)	(Commission File Number of Registrant)	(IRS Employer Identification No. of Registrant)

CELLCO PARTNERSHIP

(Exact name of Sponsor as specified in its charter)

Central Index Key: 0001175215

One Verizon Way Basking Ridge, New Jersey	07920
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 395-1000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 1.01	Entry into a Material Definitive Agreement.

On or about March 13, 2019, Verizon ABS LLC will transfer certain device payment plan agreements (the “Receivables”) to Verizon Owner Trust 2019-A (the “Trust”). The Trust will grant a security interest in the Receivables to U.S. Bank National Association, as indenture trustee (the “Indenture Trustee”), for the benefit of the noteholders, and will issue: (i) Class A-1a Asset-Backed Notes with an initial note balance of $900,000,000; (ii) Class A-1b Asset-Backed Notes with an initial note balance of $100,000,000; (iii) Class B Asset-Backed Notes with an initial note balance of $69,000,000; and (iv) Class C Asset-Backed Notes with an initial note balance of $53,300,000. This Current Report on Form 8-K is being filed to file executed copies of the Underwriting Agreement and the Depositor Certification and forms of the Indenture, the Amended and Restated Trust Agreement, the Originator Receivables Transfer Agreement, the Master Trust Receivables Transfer Agreement, the Transfer and Servicing Agreement, the Administration Agreement, the Account Control Agreement, the Parent Support Agreement, the Asset Representations Review Agreement and the ISDA Master Agreement, Schedule and Credit Support Annex (as listed below) to be executed.

Item 9.01. Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits:

	Exhibit No.	Description

	1.1	Underwriting Agreement, dated March 5, 2019, among Verizon ABS LLC (the “Depositor”), Cellco Partnership d/b/a Verizon Wireless (“Cellco”) and Citigroup Global Markets Inc., Mizuho Securities USA LLC, RBC Capital Markets, LLC and Wells Fargo Securities, LLC, acting on behalf of themselves and as representatives of the several underwriters named in the agreement.

4.1	Indenture, to be dated as of March 13, 2019, between the Trust and the Indenture Trustee.

10.1	Amended and Restated Trust Agreement, to be dated as of March 13, 2019, between the Depositor and Wilmington Trust, National Association, as owner trustee.

10.2	Originator Receivables Transfer Agreement, to be dated as of March 13, 2019, between the originators party thereto from time to time and the Depositor.

10.3	Master Trust Receivables Transfer Agreement, to be dated as of March 13, 2019, among Verizon DPPA Master Trust, Cellco, as servicer, and the Depositor.

10.4	Transfer and Servicing Agreement, to be dated as of March 13, 2019, among the Trust, the Depositor and Cellco, as servicer, marketing agent and custodian.

10.5	Administration Agreement, to be dated as of March 13, 2019, between the Trust and Cellco, as administrator.

10.6	Account Control Agreement, to be dated as of March 13, 2019, among the Trust, as grantor, U.S. Bank National Association, as secured party, and U.S. Bank National Association, as financial institution.

10.7	Parent Support Agreement, to be dated as of March 13, 2019, by Verizon Communications Inc.

10.8	Asset Representations Review Agreement, to be dated as of March 13, 2019, among the Trust, Cellco, as servicer and Pentalpha Surveillance LLC, as asset representations reviewer.

10.9	ISDA Master Agreement, Schedule to ISDA Master Agreement and Credit Support Annex, each to be dated as of March 8, 2019, between Mizuho Capital Markets LLC, as cap counterparty, and the Trust.

36.1	Depositor Certification, dated March 5, 2019, for shelf offerings of asset-backed securities.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERIZON ABS LLC

By:	/s/ Kee Chan Sin
Name: Kee Chan Sin
Title: Chief Financial Officer

Date: March 7, 2019